RM GREYHAWK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2024

Shares		Fair Value
	OPEN END FUNDS — 83.4%
	FIXED INCOME - 83.4%
1,389,430	Franklin Floating Rate Daily Access Fund, Advisor Class	$ 10,809,766
946,643	JPMorgan Floating Rate Income Fund, Class I	8,093,799
250,847	Payden Floating Rate Fund, Investor Class	2,458,298
1,063,170	Pioneer Floating Rate Fund	6,559,756
		27,921,619

	TOTAL OPEN END FUNDS (Cost $27,782,384)	27,921,619

	SHORT-TERM INVESTMENTS — 16.3%
	MONEY MARKET FUNDS - 16.3%
5,457,565	Invesco Treasury Portfolio Institutional Class, Institutional Class, 5.24% (Cost $5,457,565)(a)	5,457,565

	TOTAL INVESTMENTS - 99.7% (Cost $33,239,949)	$ 33,379,184
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%	104,337
	NET ASSETS - 100.0%	$ 33,483,521

(a)	Rate disclosed is the seven day effective yield as of May 31, 2024.